Exhibit 99.1

BullFrog AI Announces Issuance of U.S. Patent Protecting Novel Prodrugs of Mebendazole and Their Use in Treating Cancer

Novel compounds show improved bioavailability relative to mebendazole

Gaithersburg, MD – July 25, 2023 – BullFrog AI Holdings, Inc. (NASDAQ: BFRG; BFRGW) (“BullFrog AI” or the “Company”), a precision medicine company using artificial intelligence (AI) and machine learning to enable the successful development of pharmaceuticals and biologics, today announced that the United States Patent and Trademark Office (USPTO) will, on August 1, 2023, issue U.S. Patent No. 11,712,435 protecting the Company’s novel prodrugs derived from mebendazole and their use in treating cancers and other diseases. The patented compounds exhibit improved solubility and oral bioavailability relative to the parent drug, thereby addressing a key difficulty encountered in evaluating the potential use of mebendazole for oncology indications.

U.S. Patent No. 11,712,435 represents the first issued patent resulting from intellectual property BullFrog AI licensed from Johns Hopkins University in October 2022. BullFrog AI’s exclusive, worldwide, royalty-bearing license includes the rights to commercialize prodrugs of mebendazole that demonstrate improved solubility and bioavailability relative to the parent compound.

“This patent grant further strengthens intellectual property protection of our carefully curated and strategically acquired licensed product portfolio,” said Vin Singh, founder and CEO of BullFrog AI. “Mebendazole has shown promise in treating various types of cancer, and these N-substituted prodrugs of mebendazole demonstrate significantly improved solubility and bioavailability relative to the parent compound, enhancing their therapeutic potential and improving the likelihood of clinical success. We look forward to working with strategic partners to monetize this promising asset for the treatment of glioblastoma and other oncology indications.”

About BullFrog AI

BullFrog AI is a precision medicine company using AI and machine learning to enable the successful development of pharmaceuticals and biologics by predicting which patients will respond to therapies in development. Through its collaborations with leading research institutions, including Johns Hopkins University, BullFrog AI is at the forefront of AI-driven drug development using its proprietary bfLEAP™ artificial intelligence platform. BullFrog AI is deploying bfLEAP™ for use at several critical stages of development with the intention of streamlining data analytics in therapeutics development, decreasing the overall development costs by decreasing failure rates for new therapeutics.

For more information visit BullFrog AI at:

Website: https://bullfrogai.com

LinkedIn: https://www.linkedin.com/company/bullfrogai/

Safe Harbor Statement

This press release contains forward-looking statements. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Contact:

Investors

Dave Gentry
RedChip Companies, Inc.
BFRG@redchip.com
800-733-2447

Media

Tiberend Strategic Advisors, Inc.
Eric Reiss

Ereiss@tiberend.com

802-249-1136

Dave Schemelia

Dschemelia@tiberend.com

609-468-9325

SOURCE: BullFrog AI Holdings, Inc.